                                                                   EXHIBIT 16(a)

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

Fund:  SIERRA ADVANTAGE VARIABLE TRUST U.S. GOVERNMENT FUND

1.       Formula:         MONTHLY RATE OF RETURN (M'ly ROR)

                          [(MV-P)/P)] x 100%

         Where:           MV = Market Value at the end of the current reporting
                               period (reporting periods are equal to
                               calendar months)   *

                          P =  initial Principal value (returns are
                               calculated to the last day of each month from the last day of the preceding month) month)

         For:             MAR 1994  (In Lotus Format)
                          ((974.00-999.00)/999.00)) = 2.50%

2.       Formula:         3 MONTH RETURN (3-MO ROR)

                            {[(1+Month 1)*(1 + Month 2)*(1+Month 3)]-1} x 100%

         Where:             Monthly RORs are expressed in decimal form

         For:               MAR 1994 (In Lotus Format)
                            ((1+.0129)*(1-.0177)*(1-.0250))-1= -2.99%

3.       Formula:         YEAR-TO-DATE RATE OF RETURN (YR-T-DT ROR)

                            Same formula as for monthly returns, substituting 3-Month ROR where possible for efficiency of calculation

                            {[(1+3-Mo ROR) x (1+Month 1) x (1+Month 2)]-1}
                            x 100%

         For:               OCT 1993 (In Lotus Format)
                            ((1=.0010)*(1+.0273)*(1+.0011)*(1+.0010))-1=3.05%

4.       Formula:         12 MONTH RATE OF RETURN

                            Same formula as for monthly returns, substituting 3-Month RORs for monthly RORs

                            [(1+3-Mo ROR)x(1+3-Mo ROR)x(1+3-Mo ROR)x
                            (1+3-Mo ROR)]-1

         Where: Returns are calculated only when there is a trailing 12-month period

5.       Formula:         FROM INCEPTION RATE OF RETURN (FM INCEP ROR)

                            ({[(1+Yr-T-Dt ROR) x (1+3-Mo ROR) x (1+Month 1)]
                            (exp 12/n)}-1) x 100%

         Where: n = number of months in the reporting period Yr-T-Dt ROR, 3-Mo ROR and Monthly ROR are used when efficient Returns are annualized using monthly ROR data taken to the power of (12 months/number of months during the reporting period), when there are more than 12 months in the reporting period.

         For:             MAR 1994 (In Lotus Format)
                          ((1+.0227)*(1-.0299))-1 = -0.079%


NOTE: The Rate of Return model is set up to keep a running balance of month-end market values. Initially, 100 shares are purchased as a beginning share balance and updated each quarter-end as dividends are reinvested. Reinvestment is calculated by dividing the dividend (in dollars per share) by the NAV on the date on which dividends are paid.

         The additional shares calculated using this method are added to the previous share balance in order to determine a new (current) share balance. As a result;

            Market Value = (current share balance) x (month-end NAV)

SIERRA VARIABLE TRUST GROWTH FUND                                                 INCEPTION: May 7, 1993
             ENDING    DIV                             DIV.        INCR
                NAV    PAY      NAV @     DIV/SHR      PAID       IN SHRS      SHARE     M'LY      3 MO
DATE        CURR MO    DATE     PAY DT    CURR MO     IN SHRS     FM DIV.      VALUE      ROR      ROR
----        -------    ----     ------    -------     -------     -------      -----      ---      ---
1993
MAY 7         10.00                                              100.0000    1000.00

MAY           10.25                                              100.0000    1025.00      2.50%      ---

JUN           10.41    ---       10.41      0.0000    0.00000    100.0000    1041.00      1.56%      ---

JUL           10.22    ---       10.22      0.0000    0.00000    100.0000    1022.00     -1.83%      ---
AUG           10.53    ---       10.53      0.0000    0.00000    100.0000    1053.00      3.03%    2.73%

SEP           10.81    ---       10.81      0.0000    0.00000    100.0000    1081.00      2.66%    3.84%

OCT           10.98    ---       10.98      0.0000    0.00000    100.0000    1098.00      1.57%    7.44%

NOV           10.90    ---       10.90      0.0000    0.00000    100.0000    1090.00     -0.73%    3.51%
DEC           11.19   12/31      11.19      0.0000    0.00000    100.0000    1119.00      2.66%    3.52%



1994

BEG BAL       11.19                                              100.0000    1119.00
JAN           11.73    ---       11.73      0.0000    0.00000    100.0000    1173.00      4.83%    6.83%

FEB           11.68    ---       11.68      0.0000    0.00000    100.0000    1168.00     -0.43%    7.16%

MAR           11.39   03/31      11.39      0.0000    0.00000    100.0000    1139.00      2.48%    1.79%


                                                        INCEPTION:  May 7, 1993

              YR-T-
               DT      12 MOS    2 YRS      2 YRS    3 YRS    3 YRS    FM INCEP
DATE           ROR      ROR       ROR       ANN'L     ROR     ANN'L      ROR*
----           ---      ---       ---       -----     ---     -----      ----
1993
MAY 7

MAY            2.50%                                                      2.50%

JUN            4.10%                                                      4.10%

JUL            2.20%                                                      2.20%
AUG            5.30%                                                      5.30%

SEP            8.10%                                                      8.10%

OCT            9.80%                                                      9.80%

NOV            9.00%                                                      9.00%
DEC           11.90%                                                     11.90%



1994

BEG BAL
JAN            4.83%                                                     17.30%

FEB            4.38%                                                     16.80%

MAR            1.79%                                                     13.90%

SIERRA VARIABLE TRUST INTERNATIONAL GROWTH FUND                                  INCEPTION: May 7, 1993


              ENDING    DIV                             DIV.       INCR
                 NAV    PAY     NAV @      DIV/SHR      PAID      IN SHRS     SHARE      M'LY      3 MO
DATE         CURR MO    DATE    PAY DT     CURR MO    IN SHRS     FM DIV.      VALUE      ROR      ROR
----         -------    ----    ------     -------    -------     -------      -----      ---      ---
1993

MAY 7          10.00                                             100.0000    1000.00

MAY            10.41                                             100.0000    1041.00      4.10%      ---

JUN            10.12    ---      10.12      0.0000     0.00000   100.0000    1012.00     -2.79%      ---

JUL            10.37    ---      10.37      0.0000     0.00000   100.0000    1037.00      2.47%      ---

AUG            11.03    ---      11.03      0.0000     0.00000   100.0000    1103.00      6.36%    5.96%

SEP            11.08    ---      11.08      0.0000     0.00000   100.0000    1108.00      0.45%    9.49%

OCT            11.43    ---      11.43      0.0000     0.00000   100.0000    1143.00      3.16%   10.22%

NOV            10.82    ---      10.82      0.0000     0.00000   100.0000    1082.00     -5.34%   -1.90%

DEC            11.31   12/31     11.31      0.0000     0.00000   100.0000    1131.00      4.53%    2.08%


1994

BEG BAL        11.31                                             100.0000    1131.00

JAN            11.8     ---      11.8       0.0000     0.00000   100.0000    1180.00      4.33%    3.24%

FEB            11.89    ---      11.89      0.0000     0.00000   100.0000    1189.00      0.76%    9.89%

MAR            11.47   03/31     11.47      0.0000     0.00000   100.0000    1147.00     -3.53%    1.41%


                                                     INCEPTION:  May 7, 1993

           YR-T-
            DT      12 MOS    2 YRS      2 YRS    3 YRS    3 YRS    FM INCEP
DATE        ROR      ROR       ROR       ANN'L     ROR     ANN'L      ROR*
----        ---      ---       ---       -----     ---     -----      ----
1993

MAY 7

MAY         4.10%                                                      4.10%

JUN         1.20%                                                      1.20%

JUL         3.70%                                                      3.70%

AUG        10.30%                                                     10.30%

SEP        10.80%                                                     10.80%

OCT        14.30%                                                     14.30%

NOV         8.20%                                                      8.20%

DEC        13.10%                                                     13.10%


1994

BEG BAL

JAN         4.33%                                                     18.00%

FEB         5.13%                                                     18.90%

MAR         1.41%                                                     1.470%

     SIERRA VARIABLE TRUST U.S. GOVERNMENT FUND                                                 INCEPTION: May 6, 1993


                  ENDING     DIV                             DIV.       INCR                                     YR-T-
                   NAV       PAY     NAV @     DIV/SHR       PAID      IN SHRS      SHARE     M'LY     3 MO       DT
     DATE        CURR MO    DATE    PAY DT     CURR MO     IN SHRS     FM DIV.      VALUE      ROR      ROR       ROR
     ----        -------    ----    ------     -------     -------     -------      -----      ---      ---       ---
     1993
     MAY 6         10.00                                              100.0000    1000.00

     MAY           10.01                                              100.0000    1001.00      0.10%

     JUN           10.07   06/30      10.07      0.0230     0.22840   100.2284    1009.30      0.83%      ---     0.93%

     JUL           10.13    ---       10.13      0.0000     0.00000   100.2284    1015.31       .60%      ---     1.53%

     AUG           10.26    ---       10.26      0.0000     0.00000   100.2284    1028.34      1.28%    2.73%     2.83%

     SEP           10.20   09/30      10.20      0.0710     0.69767   100.9261    1029.45      0.11%    2.00%     2.94%

     OCT           10.21    ---       10.21      0.0000     0.00000   100.9261    1030.46      0.10%    1.49%     3.05%

     NOV           10.07    ---       10.07      0.0000     0.00000   100.9261    1016.33     -1.37%   -1.17%     1.63%

     DEC           10.04   12/31      10.04      0.0930     0.93487   101.8609    1022.68      0.63%   -0.66%     2.27%



     1994

     BEG BAL       10.04                                              100.0000    1004.00

     JAN           10.17    ---       10.17      0.0000     0.00000   100.0000    1017.00      1.29%    0.53%     1.29%

     FEB            9.99    ---        9.99      0.0000     0.00000   100.0000    999.00      -1.77%    0.12%    -0.50%

     MAR            9.63   03/31       9.63      0.11       1.14226   101.1423    974.00      -2.50%   -2.99%    -2.99%

                                                          INCEPTION:  May 6, 1993

                         12 MOS    2 YRS      2 YRS    3 YRS    3 YRS      FM INCEP
     DATE                 ROR       ROR       ANN'L     ROR     ANN'L        ROR*
     ----                 ---       ---       -----     ---     -----        ----
     1993
     MAY 6

     MAY

     JUN                                                                      0.93%

     JUL                                                                      1.53%

     AUG                                                                      2.83%

     SEP                                                                      2.94%

     OCT                                                                      3.05%

     NOV                                                                      1.63%


     DEC                                                                      2.27%



     1994

     BEG BAL

     JAN                                                                      3.59%

     FEB                                                                      1.76%

     MAR                                                                     -0.79%

     SIERRA VARIABLE TRUST CORPORATE INCOME FUND                                                         INCEPTION:  May 7, 1993

                  ENDING     DIV                             DIV.       INCR                                     YR-T-
                     NAV     PAY     NAV @     DIV/SHR       PAID      IN SHRS      SHARE     M'LY      3 MO      DT      12 MOS
     DATE        CURR MO    DATE    PAY DT     CURR MO     IN SHRS     FM DIV.      VALUE      ROR      ROR       ROR      ROR
     ----        -------    ----    ------     -------     -------     -------      -----      ---      ---       ---      ---
     1993

     MAY 7         10.00                                              100.0000    1000.00

     MAY            9.95                                              100.0000     995.00     -0.50%             -0.50%

     JUN           10.20    06/30     10.20      0.0240     0.23529   100.2353    1022.40      2.75%      ---     2.24%

     JUL           10.26     ---      10.26      0.0000     0.00000   100.2353    1028.41      0.59%      ---     2.84%

     AUG           10.57     ---      10.57      0.0000     0.00000   100.2353    1059.49      3.02%    6.48%     5.95%

     SEP           10.49    09/30     10.49      0.0750     0.71665   100.9519    1058.99     -0.05%    3.58%     5.90%

     OCT           10.56     ---      10.56      0.0000     0.00000   100.9519    1066.05      0.67%    3.66%     6.61%

     NOV           10.39     ---      10.39      0.0000     0.00000   100.9519    1048.89     -1.61%   -1.00%     4.89%

     DEC           10.34    12/31     10.34      0.1220     1.19112   102.1431    1056.16      0.69%   -0.27%     5.62%



     1994

     BEG BAL       10.34                                              100.0000    1034.00

     JAN           10.54     ---      10.54      0.0000     0.00000   100.0000    1054.00      1.93%    0.99%     1.93%

     FEB           10.21     ---      10.21      0.0000     0.00000   100.0000    1021.00     -3.13%   -0.57%    -1.26%

     MAR            9.66    03/31      9.66      0.14       1.44928   101.4493    980.00      -4.02%   -5.22%    -5.22%

     SIERRA VARIABLE TRUST CORPORATE INCOME FUND                                                         INCEPTION:  May 7, 1993

                                                              FM
                 2 YRS      2 YRS      3 YRS      3 YRS      INCEP
     DATE         ROR       ANN'L       ROR       ANN'L       ROR
     ----        -----      -----      -----      -----      -----
     1993

     MAY 7

     MAY

     JUN                                                     2.24%

     JUL                                                     2.84%

     AUG                                                     5.95%

     SEP                                                     5.90%

     OCT                                                     6.61%

     NOV                                                     4.89%

     DEC                                                     5.62%



     1994

     BEG BAL

     JAN                                                     7.66%

     FEB                                                     4.29%

     MAR                                                     0.10%

     SIERRA VARIABLE TRUST S/T GLOBAL GOVERNMENT FUND                                 INCEPTION: May 12, 1993

                  ENDING    DIV                              DIV.       INCR
                     NAV    PAY      NAV @     DIV/SHR       PAID      IN SHRS    SHARE        M'LY      3 MO
     DATE        CURR MO    DATE    PAY DT     CURR MO     IN SHRS     FM DIV.    VALUE        ROR      ROR
     ----        -------    ----    ------     -------     -------     -------    -----        ---      ---
     1993
     MAY 12         2.50                                              100.0000    250.00

     MAY            2.50                                              100.0000    250.00       0.00%

     JUN            2.49   06/30       2.49      0.0030     0.12048   100.1205    249.30      -0.28%      ---

     JUL            2.48    ---        2.48      0.0000     0.00000   100.1205    248.30      -0.40%      ---

     AUG            2.48    ---        2.48      0.0000     0.00000   100.1205    248.30       0.00%   -0.68%

     SEP            2.47   09/30       2.47      0.0000     0.71665   100.1205    247.30      -0.40%   -0.80%

     OCT            2.48    ---        2.48      0.0000     0.00000   100.1205    248.30       0.40%    0.00%

     NOV            2.48    ---        2.48      0.0000     0.00000   100.1205    248.30       0.00%    0.00%

     DEC            2.49   12/31       2.49      0.0100     0.40209   100.5226    250.30       0.81%    1.21%

     1994

     BEG BAL        2.49                                              100.0000    249.00       0.40%    1.21%

     JAN            2.5     ---        2.5       0.0000     0.00000   100.0000    250.00      -0.40%    0.81%

     FEB            2.49    ---        2.49      0.0000     0.00000   100.0000    249.00      -0.40%   -0.40%

     MAR            2.46   03/31       2.46      0.02       0.81301   100.8130    248.00      -0.40%  - 0.28%



                                                           INCEPTION:  May 12, 1993

                  YR-T-
                   DT      12 MOS    2 YRS      2 YRS    3 YRS    3 YRS    FM INCEP
     DATE          ROR      ROR       ROR       ANN'L     ROR     ANN'L      ROR*
     ----          ---      ---       ---       -----     ---     -----      ----
     1993
     MAY 12

     MAY           0.00%                                                      0.00%

     JUN          -0.28%                                                     -0.28%

     JUL          -0.68%                                                     -0.68%

     AUG          ---                                                        -0.68%

     SEP          ---                                                        -1.08%

     OCT          ---                                                        -0.68%

     NOV          -0.68%                                                     -0.68%

     DEC           0.12%                                                      0.12%

     1994

     BEG BAL

     JAN           0.40%                                                      0.52%

     FEB           0.00%                                                      0.12%

     MAR          -0.40%                                                     -0.28%

                           Sierra Investment Advisors
          LONG TERM PERFORMANCE BY SECURITY INCLUDING ACCRUED INTEREST
                       Sierra Advantage Global Money Fund
                           From 05-01-96 to 12-31-93


           Security                 05-10-93       Realized     Unrealized     Interest      IRR        12-31-93        Pct. of
                                  Market Value      Gains         Gains        Dividends    + Fees    Market Value      Assets
-------------------------------------------------------------------------------------------------------------------------------
Mutual Funds
---------------------------
Advantage Global Money Fund         1,000.00         0.00          0.00          15.90       1.59       1,015.90        100.00
                                ----------------------------------------------------------------------------------------------

                                    1,000.00         0.00          0.00          15.90       1.59       1,015.90        100.00


CASH AND EQUIVALENTS                                [Fees]


                                -----------------------------               -------------------------------------------------
                                      0.00           0.00                        0.00        0.00         0.00           0.00

                                ---------------------------------------------------------------------------------------------
TOTAL PORTFOLIO                    1,000.00         0.00          0.00          15.90       1.59       1,015.90        100.00
                                =============================================================================================

SEC YIELD COMPARISON SHEET



                    FUND NAME                  CLASS      12/31/93      INTEREST         EXPENSES        AVERAGE           NAV
                                                           YIELD         EARNED          ACCRUED         SHARES          LAST DAY
=================================================================================================================================
DEC    Sierra Var. Tr. - U.S. GOVT.                        4.73%       98,049.56         8,367.95      2,287,725.63       10.04

=================================================================================================================================

DEC    Sierra Var. Tr. - Corp.                             6.58%      150,843.47        11,496.78      2,492,541.99       10.34

=================================================================================================================================

DEC    Sierra Var.Tr. - S-T Global Govt                    5.16%       76,065.28         6,944.26      6,528,192.53        2.49

=================================================================================================================================